Exhibit 21.1


                                          State or Other Jurisdiction of
    Exact Name of Registrant as                  Incorporation of
      Specified in its Charter                     Organization
---------------------------------------   ------------------------------
Radio Unica Corp.                               Delaware
Blaya Inc.                                      Delaware
Oro Spanish Broadcasting Inc.                   Delaware
Radio Unica Network, Inc.                       Delaware
Radio Unica Chicago, Inc.                       Delaware
Radio Unica of Chicago License Corp.            Delaware
Radio Unica of Dalias, Inc.                     Delaware
Radio Unica of Dallas License Corp.             Delaware
Radio Unica of Denver, Inc.                     Delaware
Radio Unica of Denver License Corp.             Delaware
Radio Unica of Fresno, Inc.                     Delaware
Radio Unica of Fresno License Corp.             Delaware
Radio Unica of Houston License Corp.            Delaware
Radio Unica of Los Angeles, Inc.
Radio Unica of Los Angeles License Corp.        Delaware
Radio Unica of McAllen, Inc.                    Delaware
Radio Unica of McAllen License Corp.            Delaware
Radio Unica of Miami, Inc.                      Delaware
Radio Unica of Miami License Corp.              Delaware
Radio Unica of New York, Inc.                   Delaware
Radio Unica of New York License Corp.           Delaware
Radio Unica of Phoenix, Inc.                    Delaware
Radio Unica of Phoenix License Corp.            Delaware
Radio Unica of Sacremento, Inc.                 Delaware
Radio Unica of Sacremento License Corp.         Delaware
Radio Unica of San Antonio, Inc.                Delaware
Radio Unica of San Antonio License Corp.
Radio Unica of San Diego, Inc.                  Delaware
Radio Unica of San Diego License Corp.          Delaware
Radio Unica of San Francisco Inc.               Delaware
Radio Unica of San Francisco License Corp.      Delaware
Radio Unica Sales Corp.                         Delaware
Radio Unica of Tucson, Inc.                     Delaware
Radio Unica of Tucson License Corp.             Delaware
Mass Promotions, Inc.                           Delaware

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